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Exhibit 99.1

[GRAPHIC]

INVESTools Inc.

Investor Presentation

(OTC BB: INVS.OB)

December 1, 2003

INVESTools Inc.

INVESTOR EDUCATION

Safe Harbor:

“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: Except for historical information, the matters discussed in this news release that may be considered forward-looking statements could be subject to certain risks and uncertainties that could cause the actual results to differ materially from those projected. These include uncertainties in the market, competition, legal proceedings, success of marketing efforts, timing of tax refunds and other risks detailed from time to time in the Company’s SEC filings. The Company assumes no obligation to update the information in this release.

Investor Overview:

Stock Ticker:	OTC BB: INVS.OB

Industry:	Financial Education Services

Founded:	1983

Headquarters:	Houston, Texas

Shares Outstanding:*	44.1 million

No. of Employees:*	257

Market Capitalization:*	$37.5 million

Insider Holdings:*	3.1 million

Float:*	41.0 million

* as of October 31, 2003

Company Overview:

INVESTools offers a full range of investor education products and services that provide lifelong learning and support to self-directed investors, helping them to improve their investment performance

•                  INVESTools has nearly 90,000 graduates;

•                  More than 32,000 subscribers to its Web site; and

•                  Approximately 700,000 records in the customer database.

We Teach Basic Investing Concepts:

•                  Instructor-led classes

•                  Workbooks and training manuals

•                  Investor conferences

•                  One-on-One Personal Coaching

•                  DVD home-study courses

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We Establish Direct Personal Relationships with Our Students:

•                  One-on-one telephone “coaching” sessions

•                  Anytime hotline access

•                  Actionable homework assignments

•                  Personal follow-up sessions

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We Maintain Relationships with Students Through:

•                  Web site subscriptions

•                  Weekly newsletters

•                  Daily commentary

•                  Access to instructors via email

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Investor Highlights:

•                  Market opportunity: 25 million prospects

•                  Blue-chip alliances: BusinessWeek, CNBC and Motley Fool

•                  3 ways to grow: expand new distribution partners, develop new products and sell more products to the customer (Lifetime Value of Customer)

•                  Refine marketing: spread marketing costs over larger revenue base

Market Opportunity: 25 Million Prospects:

•                  25 million US households own individual stocks

•                  The typical equity investor is:

•                  Married, employed, has a median age in the late 40’s; and

•                  A median household income in the low $60,000’s.

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Investment Company Institute (ICI) and the Securities Industry Association (SIA) Investment Survey September 2002

Our Representative Customers Are:

•                  80% Male 20% Female

•                  Average Income ~$85K

 •                  32% have incomes >$100K

•                  Average Age ~55 years old

•                  62% are Professional/Technical

•                  84% are married

•                  27% have lived in their homes for more 20 years; 53% for more than 10 years

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Strategic Relationships:

•                  BusinessWeek:

•      Launched Q4 2001

•      Targeting affluent business news readers and sophisticated retirees

•      Since inception approximately 20,000 graduates

•                  CNBC University:

•      Launched May 2002

•      Targeting active investors

•      Since inception approximately 8,100 graduates

•                  Motley Fool Workshop:

•      To be launched Q1 2004

•      Targeting online investor

•      Focus on fundamental analysis

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Marketing Partners Increase Demographic Reach:

•                  Event Partners

•                  NTC, Wright Thurston and Peter Lowe

•                  Introduce different demographics

•                  Newsletter Partners

•                  Use mailing list to market

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Customer Satisfaction:

97% of respondents to our CNBC University Workshop survey said the workshop met or exceeded expectations.

Workshop Expectations

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Source:  INVESTools/CNBC Customer Satisfaction Survey July, 2003

Customer Satisfaction Proven by High Rate of Repeat Buying:

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TOOL BOX: (Proprietary Web Site)

2002

•                  Subscriber Count: 17,856 – March 2002

•                  Monthly page views: 1.9 million

•                  Site features: search engine, fundamental and technical analysis

2003

•                  Subscriber Count: 32,000 – October 31, 2003

•                  Monthly page views: approximately 13 million

•                  Site features: streaming data, interactive charts, improved search tools

Lifetime Value of Customer:

[CHART]

Marketing and Sales Process:

•                  4 Weeks Prior to Preview, Marketing Drops;

•                  Direct Mail

•                  Email

•                  Newspaper

•                  Radio

•                  Prior to Preview;

•                  Prospective customers register to attend

•                  Confirmation Calls Made;

•                  Preview;

•                  90 minutes product and sales introduction

•                  One Week – Post Preview;

•                  Follow-up Calls

•                  Confirm Calls to Buyers of Product

•                  Sales Calls to Non-Buyers

Two Weeks – Post Preview;

•                  Workshop Begins

Marketing and Sales Results:

•                  Registration – 100%

•                  Preview – Show – 75%

•                  Buyers After Show – 13%

•                  Customers Held – 6%

Refine Marketing:

•                  Identifying best customers

•                  Zeroing in on the perfect targets

•                  Creating maps that show where best customers live

•                  Refining ways we reach best prospects

•                  Paying off an improved performance on marketing campaigns

•                  Acquiring more prospects for same marketing dollar

•                  Increasing distribution partners

INVESTools Inc.

Financials

Financials:

(in $’000s except for per share data)	Q303	Q203	Q103	Nine Months 2003	FY02	FY01

Revenues	17,437	18,127	13,880	49,444	56,142	52,691

Gross Profit	9,111	7,456	6,485	23,052	30,731	29,897

Gross Margin	52%	41%	47%	47%	55%	57%

Operating Income (Loss)	432	(290)	(906)	(764)	(1,589)	(7,980)

Net Income (Loss) from Continuing Operations	484	(1,744)	(927)	(2,187)	(1,456)	(8,020)

Net Income (Loss) from Continuing Operations	$0.01	$(0.04)	$(0.02)	$(0.05)	$(0.03)	$(0.25)

Quarterly Revenue:

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Total 2002 Revenue: $56.1 million

* Company projected revenue for 4Q03 to be in the range of $19 to $21 million.

Cash Position by Source:

[CHART]

Quarterly Earnings/Loss from Operations:

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Tax and NOL:

•                  $8.8 Million of NOL through 2002;

•                  $1.3 Million NOL available in 2003;

•                  Additional $450,000 of NOL available each year thereafter; and

•                  2003 effective tax rate of 0%, excluding the Q2-2002 write-off of deferred tax asset.

We Will Increase Shareholder Value by Pursuing Five Key Objectives:

ONE:	Exploit INVESTools’ position as an industry leader and capitalize on our global brand partnerships
TWO:	Pursue additional large-scale strategic alliances
THREE:	Expand into direct, wholesale and B2B product distribution platforms
FOUR:	Diversify products to non-equity related investment education products
FIVE:	Make accretive mergers and acquisitions.

Key Financial Improvements:

•                  No debt

•                  Cash in excess of $10 mm

•                  Diversified revenue